As filed with the Securities and Exchange Commission on March 13, 2008

Registration No. 333-147296

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 6

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

VISA INC.

(Exact name of Registrant as specified in its charter)

Delaware	7389	26-0267673
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

P.O. Box 8999

San Francisco, California 94128-8999

(415) 932-2100

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Joseph W. Saunders

Chief Executive Officer and Chairman of the Board of Directors

Visa Inc.

P.O. Box 8999

San Francisco, California 94128-8999

Telephone: (415) 932-2100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Mark L. Mandel S. Ward Atterbury Colin J. Diamond White & Case LLP 1155 Avenue of the Americas New York, New York 10036 Telephone: (212) 819-8200 Facsimile: (212) 354-8113	Richard J. Sandler Joseph A. Hall Davis Polk & Wardwell 450 Lexington Avenue New York, New York 10017 Telephone: (212) 450-4000 Facsimile: (212) 450-3800

Approximate date of commencement of proposed sale to the public:    As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment is being filed solely for the purpose of filing Exhibit 3.1. No change is made to the prospectus constituting Part I of the Registration Statement or Items 13, 14, 15 and 17 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

(a) See the Exhibit Index for a complete list of all exhibits filed as part of this registration, which Exhibit Index is incorporated herein by reference.

(b) All consolidated financial statement schedules have been omitted because they are either inapplicable or the required information has been given in the consolidated financial statements or the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 13th day of March, 2008.

VISA INC.

By:	/S/ JOSEPH W. SAUNDERS
Name:	Joseph W. Saunders
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOSEPH W. SAUNDERS Joseph W. Saunders	Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)	March 13, 2008

/S/ BYRON H. POLLITT Byron H. Pollitt	Chief Financial Officer (principal financial officer and principal accounting officer)	March 13, 2008

* Hani Al-Qadi	Director	March 13, 2008

* Thomas Campbell	Director	March 13, 2008

* Gary Coughlan	Director	March 13, 2008

* Mary B. Cranston	Director	March 13, 2008

* Charles T. Doyle	Director	March 13, 2008

* Francisco Javier Fernandez-Carbajal	Director	March 13, 2008

* Peter Hawkins	Director	March 13, 2008

* Suzanne Nora Johnson	Director	March 13, 2008

* Robert W. Matschullat	Director	March 13, 2008

* David I. McKay	Director	March 13, 2008

* Cathy Elizabeth Minehan	Director	March 13, 2008

* David J. Pang	Director	March 13, 2008

Signature	Title	Date

* Charles W. Scharf	Director	March 13, 2008

* Segismundo Schulin-Zeuthen	Director	March 13, 2008

* William Shanahan	Director	March 13, 2008

* John A. Swainson	Director	March 13, 2008

* Johannes (Hans) I. van der Velde	Director	March 13, 2008

By:	/S/ JOSEPH W. SAUNDERS
Name:	Joseph W. Saunders
As Attorney-In-Fact

Exhibit Index

Exhibit Number	Description of Documents

1.1	Form of Underwriting Agreement (previously filed as Exhibit 1.1 to Amendment No. 5 to the Visa Inc. Registration Statement on Form S-1 (333-247296) on March 7, 2008)

3.1	Amended and Restated Certificate of Incorporation of Visa Inc.

3.2	Amended and Restated Bylaws of Visa Inc. (incorporated by reference to Exhibit 3.2 to the Visa Inc. Annual Report on Form 10-K filed on December 20, 2007)

4.1	Form of stock certificate of Visa Inc. (incorporated by reference to Exhibit 4.1 to Amendment No. 5 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on September 13, 2007)

4.2	Except as set forth in Exhibit 4.1 above, the instruments defining the rights of holders of long-term debt securities of Visa Inc. and its subsidiaries have been omitted(1)

5.1	Opinion of White & Case LLP as to the legality of the securities being registered (previously filed as Exhibit 5.1 to Amendment No. 4 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 25, 2008)

10.1	Settlement Agreement, dated June 4, 2003, by and among Visa U.S.A. Inc. and Wal-Mart, Limited Brands, Sears, Safeway, Circuit City, National Retail Federation, Food Market Institute, International Mass Retail Association and Bernie’s Army-Navy Store (incorporated by reference to Exhibit 10.1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on June 22, 2007)

10.2	Master Agreement, with effective date of January 1, 2005, and as amended and supplemented on March 31, 2005, June 15, 2005, June 30, 2005, November 9, 2005, August 11, 2006, January 16, 2007, March 1, 2007, April 20, 2007, and July 23, 2007, by and between JPMorgan Chase Bank NA and Visa U.S.A. Inc. (incorporated by reference to Exhibit 10.2 to Amendment No. 4 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on August 29, 2007)

10.3	Chase Incentive Funding Schedule, with effective date of September 1, 2007, by and between JPMorgan Chase Bank NA and Visa U.S.A. Inc. (previously filed as Exhibit 10.3 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on November 9, 2007)†

10.4	Amended and Restated Agreement, with effective date of January 1, 2006, and as amended June 22, 2007, by and among Bank of America NA, MBNA America and Visa U.S.A. Inc. (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on July 24, 2007)†

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 2 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on August 2, 2007)

10.6	Visa Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Exhibit 10.5 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on June 22, 2007)

10.7	Letter of Employment, dated June 4, 2007, by and between Joseph W. Saunders and Visa International Service Association (incorporated by reference to Exhibit 10.6 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on June 22, 2007)

10.8	Offer Letter, dated August 21, 2007, by and between Byron H. Pollitt and Visa, Inc. (incorporated by reference to Exhibit 10.22 to Amendment No. 4 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on August 29, 2007)

10.9	Visa U.S.A. Long Term Incentive Plan for fiscal 2006 (incorporated by reference to Exhibit 10.7 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on June 22, 2007)

10.10	Visa Excess Retirement Plan, amended and restated effective as of June 1, 2005 (incorporated by reference to Exhibit 10.9 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on June 22, 2007)

Exhibit Number	Description of Documents

10.11	Visa 2005 Deferred Compensation Plan, effective as of January 1, 2005 (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on July 24, 2007)

10.12	Visa Excess Thrift Plan, amended and restated effective as of June 1, 2005 (incorporated by reference to Exhibit 10.11 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on June 22, 2007)

10.13	Judgment Sharing Agreement among Defendants in the AMEX case, by and between Visa U.S.A. Inc. and the signatory banks thereto (incorporated by reference to Exhibit 10.12 to Amendment No. 1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on July 24, 2007)†

10.14	Form of Interchange Judgment Sharing Agreement, among Visa Inc. and the other parties thereto (incorporated by reference to Exhibit 10.13 to Amendment No. 1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on July 24, 2007)†

10.15	Form of Loss Sharing Agreement, by and among Visa U.S.A. Inc., Visa International Service Association, Visa Inc. and each Member of Visa U.S.A. Inc. that executes and delivers a counterpart signature page to the agreement (incorporated by reference to Exhibit 10.14 to Amendment No. 1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on July 24, 2007)†

10.16	Form of Escrow Agreement, among Visa Inc., Visa U.S.A. Inc. and the escrow agent (incorporated by reference to Exhibit 10.15 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on June 22, 2007)

10.17	Form of Framework Agreement, among Visa Inc., Visa Europe Limited, Inovant LLC, Visa International Services Association and Visa U.S.A. Inc. (incorporated by reference to Exhibit 10.17 to Amendment No. 1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on July 24, 2007)†

10.18	Form of Litigation Management Agreement, by and among Visa Inc., Visa International Service Association, Visa U.S.A. Inc. and the other signatories thereto (incorporated by reference to Exhibit 10.18 to Amendment No. 3 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on August 22, 2007)

10.19	Form of Visa Europe Put-Call Option Agreement, by and among Visa Inc. and Visa Europe Limited (incorporated by reference to Exhibit 10.19 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on June 22, 2007)

10.20	Office Lease, with effective date of April 18, 1991, and as amended on May 14, 1992, September 1, 1995, July 1, 1998, and April 8, 2004, by and between Visa U.S.A. Inc. and Landlord (incorporated by reference to Exhibit 10.20 to Amendment No. 1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on July 24, 2007)†

10.21	Data Center Lease, with effective date of April 18, 1991, and as amended on April 8, 2004, by and between Visa U.S.A. Inc. and Landlord (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on July 24, 2007)†

10.22	Amended and Restated Global Restructuring Agreement, by and among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, Visa Canada Association, Visa Asia Pacific, Visa Latin America (incorporated by reference to Exhibit 2.1 to Amendment No. 5 to the Visa Inc. Proxy Statement-Prospectus on Form S-4 (333-143966) filed on September 13, 2007)

10.23	Inovant Long Term Incentive Plan for fiscal 2006, as amended (previously filed as Exhibit 10.24 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on November 9, 2007)

Exhibit Number	Description of Documents

10.24	Visa U.S.A. Long Term Incentive Plan for fiscal 2007 (previously filed as Exhibit 10.25 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on November 9, 2007)

10.25	Inovant Long Term Incentive Plan for fiscal 2007 (previously filed as Exhibit 10.26 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on November 9, 2007)

10.26	Visa Inc. Special Bonus Plan for fiscal 2007 Plan Administration Guidelines (previously filed as Exhibit 10.27 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on November 9, 2007)

10.27	Offer Letter, dated June 20, 2007, by and between John (Hans) C. Morris and Visa Inc. (previously filed as Exhibit 10.28 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on November 9, 2007)

10.28	Offer Letter, dated December 17, 2003, by and between Josh Floum and Visa U.S.A. (previously filed as Exhibit 10.29 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on November 9, 2007)

10.29	Employment Agreement, dated October 1, 2004, by and between John Partridge and Inovant LLC (previously filed as Exhibit 10.30 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on November 9, 2007)

10.30	Settlement Agreement, dated November 7, 2007, by and among Visa Inc., Visa U.S.A., Visa International and American Express (previously filed as Exhibit 10.30 to Amendment No. 1 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on December 21, 2007)

10.31

Five Year Revolving Credit Agreement, dated February 15, 2008, by and among Visa Inc., Visa International, Visa U.S.A. and the Lenders party thereto (previously filed as Exhibit 10.31 to Amendment No. 4 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 25, 2008)

10.32	Form of Visa Inc. 2007 Equity Incentive Compensation Plan Restricted Stock Award Agreement (Director Grant) (previously filed as Exhibit 10.33 to Amendment No. 3 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 13, 2008)

10.33	Form of Visa Inc. 2007 Equity Incentive Compensation Plan Restricted Stock Award Agreement (previously filed as Exhibit 10.34 to Amendment No. 3 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 13, 2008)

10.34	Form of Visa Inc. 2007 Equity Incentive Compensation Plan Restricted Stock Award Agreement (Special Bonus Plan Grant) (previously filed as Exhibit 10.35 to Amendment No. 3 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 13, 2008)

10.35	Form of Visa Inc. 2007 Equity Incentive Compensation Plan Restricted Stock Unit Award Agreement (Director Grant) (previously filed as Exhibit 10.36 to Amendment No. 3 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 13, 2008)

10.36	Form of Visa Inc. 2007 Equity Incentive Compensation Plan Restricted Stock Unit Award (previously filed as Exhibit 10.37 to Amendment No. 3 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 13, 2008)

10.37	Form of Visa Inc. 2007 Equity Incentive Compensation Plan Restricted Stock Unit Award Agreement (Special Bonus Plan Grant) (previously filed as Exhibit 10.38 to Amendment No. 3 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 13, 2008)

10.38	Form of Visa Inc. 2007 Equity Incentive Compensation Plan Stock Option Award Agreement (previously filed as Exhibit 10.39 to Amendment No. 3 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 13, 2008)

10.39	Employment Agreement, dated February 7, 2008, between Joseph W. Saunders and Visa Inc. (previously filed as Exhibit 10.39 to Amendment No. 4 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 25, 2008)

Exhibit Number	Description of Documents

10.40	Employment Agreement, dated February 21, 2008, between Joshua R. Floum and Visa Inc. (previously filed as Exhibit 10.40 to Amendment No. 5 to the Visa Inc. Registration Statement on Form S-1 (333-247296) on March 7, 2008)

10.41	Employment Agreement, dated February 21, 2008, between John C. Morris and Visa Inc. (previously filed as Exhibit 10.41 to Amendment No. 5 to the Visa Inc. Registration Statement on Form S-1 (333-247296) on March 7, 2008)

10.42	Employment Agreement, dated February 21, 2008, between John M. Partridge and Visa Inc. (previously filed as Exhibit 10.42 to Amendment No. 5 to the Visa Inc. Registration Statement on Form S-1 (333-247296) on March 7, 2008)

10.43	Employment Agreement, dated February 21, 2008, between Byron H. Pollitt and Visa Inc. (previously filed as Exhibit 10.43 to Amendment No. 5 to the Visa Inc. Registration Statement on Form S-1 (333-247296) on March 7, 2008)

21.1	List of subsidiaries of Visa Inc. (previously filed as Exhibit 21.1 to the Visa Inc. Registration Statement on Form S-1 (333-147296) on November 9, 2007)

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm (previously filed as Exhibit 23.1 to Amendment No. 4 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 25, 2008)

23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm (previously filed as Exhibit 23.2 to Amendment No. 4 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 25, 2008)

23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm (previously filed as Exhibit 23.3 to Amendment No. 4 to the Visa Inc. Registration Statement on Form S-1 (333-147296) filed on February 25, 2008)

23.4	Consent of White & Case LLP (included in Exhibit 5.1 to Amendment No. 4 to the Visa Inc. Registration Statement on Form S-1 (333-147296) previously filed on February 25, 2008)

24	Power of Attorney (included in signature page to the Visa Inc. Registration Statement on Form S-1 (333-147296) previously filed on November 9, 2007)

†	Portions of this exhibit were omitted and have been filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 406 of the Securities Act.
(1)	We have agreed to furnish to the SEC, upon request, a copy of each instrument with respect to issuances of long-term debt of Visa Inc. and its subsidiaries.